             THIS CONFORMING PAPER FORMAT DOCUMENT IS BEING SUBMITTED PURSUANT TO RULE 901(D) OF REGULATION S-T
================================================================================
                                 FORM T-1

                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C.  20549

                         STATEMENT OF ELIGIBILITY
                UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                 CORPORATION DESIGNATED TO ACT AS TRUSTEE

                   CHECK IF AN APPLICATION TO DETERMINE
                   ELIGIBILITY OF A TRUSTEE PURSUANT TO
                     SECTION 305(b)(2)           |__|

                          ----------------------
                           THE BANK OF NEW YORK
            (Exact name of trustee as specified in its charter)

New York                                               13-5160382
(State of incorporation                                (I.R.S. employer
if not a U.S. national bank)                           identification no.)

48 Wall Street, New York, N.Y.                         10286
(Address of principal executive offices)               (Zip code)

                          ----------------------
                       JACOR COMMUNICATIONS COMPANY
            (Exact name of obligor as specified in its charter)

Florida                                                59-2054850
(State or other jurisdiction of                        (I.R.S. employer
incorporation or organization)                         identification no.)

1300 PNC Center
201 East Fifth Street
Cincinnati, Ohio                                       45202
(Address of principal executive offices)               (Zip code)

                          ----------------------
                        JACOR COMMUNICATIONS, INC.
            (Exact name of obligor as specified in its charter)

Delaware                                               31-0978313
(State or other jurisdiction of                        (I.R.S. employer
incorporation or organization)                         identification no.)

1300 PNC Center
201 East Fifth Street
Cincinnati, Ohio                                       45202
(Address of principal executive offices)               (Zip code)

                          ----------------------

                      TABLE OF ADDITIONAL REGISTRANTS

                               State or Other                I.R.S.
                               Jurisdiction of              Employer
                               Incorporation             Identification
     Name                      or Organization               Number
     ----                      ---------------               ------

JACOR BROADCASTING CORPORATION     Ohio                    31-1363232
BROADCAST FINANCE, INC.            Ohio                    31-1390698
JACOR BROADCASTING OF FLORIDA,     Florida                 31-1102108
INC.
JACOR BROADCASTING OF ATLANTA,     Georgia                 31-1133504
INC.
JACOR BROADCASTING OF COLORADO,    Colorado                31-1212116
INC.
JACOR BROADCASTING OF LEXINGTON,   Kentucky                31-1466604
INC.
JACOR BROADCASTING OF KNOXVILLE,   Delaware                31-1125479
INC.
JACOR BROADCASTING OF TAMPA        Florida                 31-1234979
BAY, INC.
JACOR CABLE, INC.                  Kentucky                31-1273897
GEORGIA NETWORK EQUIPMENT, INC.    Georgia                 31-0317907
JACOR BROADCASTING OF SAN DIEGO,   Delaware                31-1440011
INC.
JACOR BROADCASTING OF ST. LOUIS,   Missouri                43-1735433
INC.
JACOR BROADCASTING OF SARASOTA,    Florida                 31-1468564
INC.
JACOR BROADCASTING OF IDAHO,       Delaware                Pending
INC.
INMOBILIARIA RADIAL, S.A. de       Mexico                  Not Applicable
C.V.
JACOR BROADCASTING OF IOWA,        Delaware                Pending
INC.
NOBLE BROADCAST GROUP, INC.        Delaware                33-0215206
NOBLE BROADCAST OF COLORADO,       California              33-0250362
INC.
NOBLE BROADCAST OF SAN DIEGO,      California              95-3230874
INC.
NOBLE BROADCAST OF ST. LOUIS,      Delaware                33-0294761
INC.
NOBLE BROADCAST OF TOLEDO, INC.    California              30-0200806
NOVA MARKETING GROUP, INC.         California              33-0578898
NOBLE BROADCAST LICENSES, INC.     California              34-1794221
NOBLE BROADCAST HOLDINGS, INC.     Delaware                33-0492627
SPORTS RADIO BROADCASTING, INC.    California              33-0525378
NOBRO, S.C.                        Mexico                  Not Applicable
SPORTS RADIO, INC.                 California              95-4350343
NOBLE BROADCAST CENTER, INC.       California              33-0189045
CITICASTERS CO.                    Ohio                    31-1081002
GACC-N26LB, INC.                   Delaware                31-1231527
GACC-340, INC.                     Delaware                31-1251968
CINE GUARANTORS, INC.              California              95-2677644
GREAT AMERICAN TELEVISION          California              31-1019819
PRODUCTIONS, INC.
CINE GUARANTORS II, INC.           California              95-2960196

GREAT AMERICAN MERCHANDISING       New York                13-2658721
GROUP, INC.
TAFT-TCI SATELLITE SERVICES,       Colorado                84-0863016
INC.
CINE FILMS, INC.                   California              95-2945526
THE SY FISCHER COMPANY AGENCY,     California              95-2792659
INC.
LOCATION PRODUCTIONS, INC.         California              95-2556702
LOCATION PRODUCTIONS II, INC.      California              95-2945537
VTTV PRODUCTIONS                   California              31-0924795
F.M.I PENNSYLVANIA, INC.           Pennsylvania            59-1648738
WHOK, INC.                         Ohio                    34-1092716
CINE MOBILE SYSTEMS INT'L. N.V.    Antille                 Not Applicable
CINE MOVIL S.A. de C.V.            Mexico                  Not Applicable
CINE GUARANTORS II, LTD.           Canada                  Not Applicable

The principal executive office of each of the above registrants is 1300 PNC Center, 201 East Fifth Street, Cincinnati, Ohio, 45202.

                          ______________________

                   % Senior Subordinated Notes due 2006
                    (Title of the indenture securities)

===============================================================================

1.   General information.  Furnish the following information as to the Trustee:

     (a) Name and address of each examining or supervising authority to which it is subject.

--------------------------------------------------------------------------------
                  Name                                        Address
--------------------------------------------------------------------------------

     Superintendent of Banks of the State of      2 Rector Street, New York,
     New York                                     N.Y.  10006, and Albany, N.Y.
                                                  12203

     Federal Reserve Bank of New York             33 Liberty Plaza, New York,
                                                  N.Y.  10045

     Federal Deposit Insurance Corporation        Washington, D.C.  20429

     New York Clearing House Association          New York, New York   10004

     (b)  Whether it is authorized to exercise corporate trust powers.

     Yes.

2.   Affiliations with Obligor.

     If the obligor is an affiliate of the trustee, describe each such affiliation.

     None.  (See Note on page 5.)

16.  List of Exhibits.

     Exhibits identified in parentheses below, on file with the Commission, are incorporated herein by reference as an exhibit hereto, pursuant to Rule 7a-29 under the Trust Indenture Act of 1939 (the "Act") and Rule 24 of the Commission's Rules of Practice.

     1. A copy of the Organization Certificate of The Bank of New York (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672 and Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637.)

     4. A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 33-31019.)

     6. The consent of the Trustee required by Section 321(b) of the Act. (Exhibit 6 to Form T-1 filed with Registration Statement
          No. 33-44051.)

     7. A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.

                                   NOTE


     Inasmuch as this Form T-1 is filed prior to the ascertainment by the Trustee of all facts on which to base a responsive answer to Item 2, the answer to said Item is based on incomplete information.

     Item 2 may, however, be considered as correct unless amended by an amendment to this Form T-1.

                                 SIGNATURE



     Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 11th day of December, 1996.


                                        THE BANK OF NEW YORK



                                        By:      /s/ Walter N. Gitlin
                                            ----------------------------
                                            Name:  Walter N. Gitlin
                                            Title: Vice President

               Consolidated Report of Condition of

                      THE BANK OF NEW YORK

             of 48 Wall Street, New York, N.Y. 10286
             And Foreign and Domestic Subsidiaries,
a member of the Federal Reserve System, at the close of business
June 30, 1996, published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.

                                               Dollar Amounts
ASSETS                                           in Thousands
Cash and balances due from depos-
  itory institutions:
  Noninterest-bearing balances and
  currency and coin ..................            $ 3,650,068
  Interest-bearing balances ..........                738,260
Securities:
  Held-to-maturity securities ........                784,969
  Available-for-sale securities ......              2,033,407
Federal funds sold and securities
purchased under agreements to
resell in domestic offices of the bank:
Federal funds sold ...................              3,699,232
Securities purchased under
agreements to resell .................                 20,000
Loans and lease financing
  receivables:
  Loans and leases, net of unearned
    income .................28,109,045
  LESS: Allowance for loan and
    lease losses ..............586,658
  LESS: Allocated transfer risk
    reserve........................429
    Loans and leases, net of unearned
    income, allowance, and reserve                 27,521,958
Assets held in trading accounts ......                678,844
Premises and fixed assets (including
  capitalized leases) ................                608,217
Other real estate owned ..............                 50,599
Investments in unconsolidated
  subsidiaries and associated
  companies ..........................                235,670
Customers' liability to this bank on
  acceptances outstanding ............                904,948
Intangible assets ....................                450,230
Other assets .........................              1,299,464
                                                  -----------
Total assets .........................            $42,675,866
                                                  -----------
                                                  -----------
LIABILITIES
Deposits:
  In domestic offices ................            $19,223,050
  Noninterest-bearing .......7,675,758
  Interest-bearing .........11,547,292
  In foreign offices, Edge and
  Agreement subsidiaries, and IBFs ...             11,527,685
  Noninterest-bearing ..........48,502
   Interest-bearing .........11,479,183
Federal funds purchased and secu-
  rities sold under agreements to re-
  purchase in domestic offices of
  the bank and of its Edge and
  Agreement subsidiaries, and in
  IBFs:
  Federal funds purchased ............              1,498,351
  Securities sold under agreements
    to repurchase ....................                126,974
Demand notes issued to the U.S.
  Treasury ...........................                231,865
Trading liabilities ..................                479,390
Other borrowed money:
  With original maturity of one year
    or less ..........................              2,521,578
  With original maturity of more than
    one year .........................                 20,780
Bank's liability on acceptances exe-
  cuted and outstanding ..............                905,850
Subordinated notes and debentures ....              1,020,400
Other liabilities ....................              1,543,657
Total liabilities ....................             39,099,580

EQUITY CAPITAL
Common stock ........................                 942,284
Surplus .............................                 525,666
Undivided profits and capital
  reserves ..........................               2,124,231
Net unrealized holding gains
  (losses) on available-for-sale
  securities ........................             (    8,063)
Cumulative foreign currency transla-
  tion adjustments ..................             (    7,832)
                                                  -----------
Total equity capital ................               3,576,286
                                                  -----------
                                                  -----------
Total liabilities and equity
  capital ...........................              $42,675,866
                                                  -----------
                                                  -----------

   I, Robert E. Keilman, Senior Vice President and Comptroller of the above-named bank do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true to the best of my knowledge and belief.

                                            Robert E. Keilman

   We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true and correct.

                       }
   J. Carter Bacot     }
   Alan R. Griffith    }     Directors
   Thomas A. Renyi     }
                       }
__________________________________________________________________